SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K/A

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

  Date of report (Date of earliest event reported): September 5, 2001

                                   VALESC INC.
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             (Exact name of registrant as specified in its charter)


     DELAWARE                            0-31459                 23-3048857
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    (State or Other             (Commission File Number)    (IRS Identification
Jurisdiction of Incorporation)                                     Number)


                 2300 COIT ROAD, SUITE 300B, PLANO, TEXAS 75075
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               (Address of Principal Executive Offices) (zip code)

   Registrant's telephone number, including area code: (972)495-3900



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ITEM 7. EXHIBITS

     (16) Letter from Stan J.H. Lee, CPA


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     VALESC INC.


Dated: September 21, 2001                            /s/ Samuel Cohen
                                                   ----------------------------
                                                    By:  Samuel Cohen
                                                    Title:  President





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